UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2013

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Action with respect to Certain Compensatory Plans.

On February 5, 2013 the Compensation Committee (the Committee”) of the Board of Directors of Ingredion Incorporated (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate.   The actions relating to compensation of Ilene S. Gordon, the Company’s principal executive officer, were recommended by the Committee to the Company’s independent, outside, non-employee directors who approved those actions on February 5, 2013.  For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K.

Approval of Cash Incentive Bonuses for 2012 under Annual Incentive Plan

The Committee approved annual cash bonuses earned in 2012 for the Company’s named executive officers (the “2012 AIP Bonuses”).  The 2012 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2012.  The Committee exercised its discretion to not include the impact of a $16.3 million non-cash restructuring charge resulting from closing a facility in Kenya and a $3.7 non-cash charge with respect to exiting a joint venture in China in the calculation of operating income plus depreciation and amortization (“EBITDA”) for purposes of determining 2012 performance under the Annual Incentive Plan.

The 2012 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$1,658,344
Cheryl K. Beebe	$561,000
Jack C. Fortnum	$553,000
James P. Zallie	$443,000
Julio dos Reis	$373,000

Setting of Performance Criteria for Cash Bonuses for 2013 under Annual Incentive Plan

The Committee established the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2013 under the Company’s Annual Incentive Plan (“2013 AIP Bonuses”).  Participants are eligible to earn bonuses for 2013 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.

2013 AIP Bonuses for Ilene S. Gordon,  Cheryl K. Beebe and James P. Zallie will be determined on the basis of goals for total Company EBITDA (60%), total Company operating working capital net of margin accounts (15%) and personal objectives (25%), the 2013 AIP bonuses for Jack C. Fortnum and Julio dos Reis will be determined on the basis of goals for total Company EBITDA (35%), applicable regional EBITDA (25%), total Company operating working capital net of margin accounts (15%) and personal objectives (25%), in each case as approved by the Committee.

Approval of Common Stock Earned with Respect to 2010 Performance Shares

The Committee also approved the number of shares of the Company’s common stock (“Common Stock”) earned with respect to performance shares awarded under the Stock Incentive Plan in January 2010 (“2010 Performance Shares”).  The 2010 Performance Shares were earned based upon goals established by the Committee for a three-year cycle beginning on January 1, 2010 and ending on December 31, 2012.

The shares of Common Stock approved as earned with respect to 2010 Performance Shares for the named executive officers were as follow:

Ilene S. Gordon	95,000
Cheryl K. Beebe	30,200
Jack C. Fortnum	34,800

Mr. Zallie and Mr. dos Reis were not executive officers of the Company in January 2010 and therefore were not awarded any 2010 Performance Shares.

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of performance shares (“2013 Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The Performance Shares may be settled only in shares of Common Stock.  The number of shares of Common Stock, if any, that recipients of 2013 Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return goal (as measured against a peer-group of 20 companies) for the three-year cycle beginning on January 1, 2013 and ending on December 31, 2015, as approved by the Committee, and can vary from no shares to 200% of the target awards.   The target awards to the named executive officers were as follow:

Executive Officer	Shares

Ilene S. Gordon	26,500
Cheryl K. Beebe	5,500
Jack C. Fortnum	4,900
James P. Zallie	4,200
Julio dos Reis	2,600

A form of the Performance Plan Award Agreement used to document 2013 Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Award of Stock Options under Stock Incentive Plan

The Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $66.07 per share (the closing price on February 5, 2013), will vest in three equal installments on February 5, 2014, 2015 and 2016 and will remain exercisable until February 4, 2023. The stock option awards to the named executive officers were as follow:

Shares
Subject to
Executive Officer	Options

Ilene S. Gordon	87,000
Cheryl K. Beebe	18,100
Jack C. Fortnum	16,200
James P. Zallie	13,900
Julio dos Reis	8,700

A form of the Stock Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Award of Restricted Stock Units under Stock Incentive Plan

The Committee also approved the award of restricted stock units (“RSUs”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The RSUs may be settled only in shares of Common Stock (one share per RSU) and will vest on February 5, 2016.  In the event of termination of employment due to death, disability or retirement (defined as age 55 and 10 years of service or age 62), the RSUs will vest on a pro-rata basis using the number of full months employed during the thirty-six month vesting period.  The RSU awards to the named executive officers were as follow:

Executive Officer	RSUs

Ilene S. Gordon	18,900
Cheryl K. Beebe	3,900
Jack C. Fortnum	3,500
James P. Zallie	3,000
Julio dos Reis	1,900

A form of the Restricted Stock Units Award Agreement used to document grants of RSUs to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1        Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2        Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3        Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCOPORPORATED

Date: February 11, 2013	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2	Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3	Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.